UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2019

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts  02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

6.875% Series C Cumulative Redeemable Preferred Stock, $0.01 par value	STAG-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

STAG Industrial, Inc., a Maryland Corporation (the “Company”) is filing this current report on Form 8-K to (i) file as an exhibit the Company’s $200 million unsecured term loan agreement, dated as of July 12, 2019, which was previously disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 18, 2019, and (ii) re-file as exhibits the amendments to the unsecured term loan agreements that were previously filed as Exhibits 10.3, 10.4, 10.5 and 10.6 to the Company’s current report on Form 8-K filed with the SEC on July 31, 2018 solely to correct non-substantive formatting errors in the original filing.

ITEM 9.01.                                          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1

Term Loan Agreement, dated as of July 12, 2019, by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Wells Fargo Bank, National Association, and the other lenders party thereto.

10.2

Third Amendment to Term Loan Agreement, dated as of July 26, 2018, by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Wells Fargo Bank, National Association, and the other lenders party thereto.

10.3

Second Amendment to Amended and Restated Term Loan Agreement, dated as of July 26, 2018 by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Wells Fargo Bank, National Association, and the other lenders party thereto.

10.4

Second Amendment to Second Amended and Restated Term Loan Agreement, dated as of July 26, 2018 by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Wells Fargo Bank, National Association, and the other lenders party thereto.

10.5

First Amendment to Term Loan Agreement, dated as of July 26, 2018 by and among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc., Bank of America, N.A., and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

Dated: July 30, 2019	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary